UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2019

ATHENEX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Main Street, Suite 600

Buffalo, NY 14203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

License Agreement

On December 30, 2018, we entered into a series of agreements to license certain intellectual property to Chongqing Jingdong Junzhuo Pharmaceutical Co., Ltd., or CJ. This was achieved via a license of certain intellectual property from us to our subsidiary, Chongqing Taihao Pharmaceutical Co., Ltd., or CT, pursuant to a license agreement, or the License Agreement, and a further sublicense agreement entered into between CT and CJ, or the Sublicense Agreement, for which we were also a signatory for purposes of Section 10.13 thereof.

Via the series of the agreements, CJ obtains the exclusive right to promote, market, sell and commercialize in mainland China those topical or oral products that contain our proprietary Src/tubulin inhibitor, KX-01, also known as KX2-391. We agree to manufacture the products to conduct all clinical trials. CJ is required to use its reasonable best efforts to commercialize the licensed products in mainland China. Under the agreements, CJ agrees to pay CT (i) an upfront payment of US$14.5 million, (ii) certain milestone payments totaling US$15 million, and (iii) royalty payments based on the amount of sales of the product.

Certain terms of the agreement have been omitted from this Form 8-K pursuant to a Confidential Treatment Request that the Company submitted to the Securities and Exchange Commission.

Item 8.01 Other Events

On January 3, 2019, we issued a press release announcing the execution of the license arrangements described in Item 1.01 above. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

10.1^	License Agreement, dated as of December 30, 2018 by and between Athenex, Inc. and Chongqing Taihao Pharmaceutical Co. Ltd.

10.2^	Sublicense Agreement, dated as of December 30, 2018 by and among Chongqing Taihao Pharmaceutical Co. Ltd., Chongqing Jingdong Junzhuo Pharmaceutical Co., Ltd., and Athenex, Inc.

99.1	Press Release of Athenex, Inc. dated January 3, 2019

^

Confidential treatment is requested for certain confidential portions of this exhibit pursuant to Rule 406 under the Securities Act. In accordance with Rule 406, these confidential portions have been omitted from this exhibit and filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

By:	/s/ Randoll Sze
Name: Randoll Sze
Title: Chief Financial Officer

Date: January 3, 2019